UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2006

ALTERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16617	77-0016691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Innovation Drive, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 544-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 16, 2006, Altera Corporation (the “Company”) issued a press release announcing that the Company has completed its review of the Company’s historical stock option practices and related accounting.

Altera had previously announced that, as a result of the special committee’s review, the Company expected to restate prior financial statements to correct errors related to accounting for stock-based compensation expense. In addition, the Company previously announced that it would record an estimated pre-tax charge of $18 million relating to stock option grant measurement date errors and $20-30 million related to modifications of stock option agreements and that the restatement would not affect historical revenues or the 2005 income statement.

The Company expects these restatement adjustments will total $47.6 million (pre-tax) and relate primarily to (1) stock option grant measurement date errors from December 1996 through February 2001 ($17.8 million), (2) stock option grant agreement modifications from 1996 to 2002 in connection with the termination of certain employees’ employment ($24.3 million), and (3) other adjustments ($5.5 million), principally related to the accounting for the Company’s service award program. The Company anticipates a $12.4 million tax benefit arising from the cumulative restatement adjustments resulting in a net income restatement impact of $35.2 million.

The effects of the restatement will not be material to the results of operations for fiscal year 2005 or affect any historical revenues.

Several key findings and additional details related to the special committee’s review are described in the press release.

A copy of the press release announcing the matters discussed in this Item 2.02 is attached as Exhibit 99.1 to this report and incorporated by reference herein.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 16, 2006, the Company issued an additional press release announcing that Nathan Sarkisian, its Chief Financial Officer, has retired from the Company and that James W. Callas has assumed the roles of Principal Financial and Accounting Officer and acting Chief Financial Officer. The Company also announced that a search for Mr. Sarkisian’s permanent replacement is ongoing. A copy of the press release is attached as Exhibit 99.2 to this report and incorporated by reference herein.

Item 8.01. Other Events.

On October 16, 2006, the Company issued a press release announcing the following:

NASDAQ Filing Deadline Expected to be Met

The Company announced that it expects to file with the Securities and Exchange Commission a Form 10-K/A for 2005 and Form 10-Qs for the first and second quarters of 2006 by October 26, 2006, the deadline established by a NASDAQ Listing Panel.

Material Weakness Determination

The Company also announced that management has concluded that because of improved controls since February 2001, as well as personnel changes, there was no material weakness as of December 30, 2005 with respect to stock option grant date accounting.

In addition, although there were no material modifications to stock option grant agreements after 2002 that would have required the Company to record additional pre-tax, non-cash stock-based compensation expense, management has concluded that as of December 30, 2005, the Company had a material weakness in its internal controls over financial reporting with respect to the modifications of stock option grant agreements in connection with termination of employment. The Company’s 2005 Form 10-K/A will further describe the material weakness along with planned remedial actions that are being taken, which include searching for a new Chief Financial Officer and improved controls and training.

Additional details relating to material weakness determination are described in the press release.

Second Quarter Results

The Company also announced that since the Company previously has disclosed only revenue results for the second quarter of 2006, at the time the second quarter Form 10-Q is filed, the Company will issue an earnings release and host a conference call to provide additional commentary about the quarter’s results. Access information for this event will be included in a press release issued when the second quarter Form 10-Q is filed.

Third Quarter Results

The Company expects to release its third quarter financial results on November 6, 2006, after market close and will host a conference call at 2:00 PM Pacific Time to review the quarter’s results and business outlook.

A copy of the press release announcing the matters discussed in this Item 8.01 is attached as Exhibit 99.1 to this report and incorporated by reference herein.

Forward-Looking Statements

This report contains forward-looking statements concerning the expected filing date of the Company’s required periodic reports, the Company’s expectations regarding (i) the description and amount of non-cash stock-based compensation charges, (ii) the effects of the restatement on past results of operations and revenues, and (iii) the amount of the tax benefit and recording of the tax effect. Investors are cautioned that all forward-looking statements in this report involve risks and uncertainties that may cause actual results to differ from those currently anticipated, including, without limitation, delays in filing the Company’s required periodic reports, inaccuracies in the Company’s expectations regarding the above-mentioned tax and accounting matters and other risks discussed in the Company’s Form 10-K filed with the Securities and Exchange Commission on March 14, 2006 and in the Company’s other current and periodic reports filed from time to time with the SEC. Copies of the Company’s SEC filings are posted on the Company’s web site and are available from the Company without charge. Forward-looking statements are made as of the date of this report, and, except as required by law, the Company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release regarding completion of stock option review dated October 16, 2006

99.2	Press Release regarding retirement of Chief Financial Officer dated October 16, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION

/s/ Katherine E. Schuelke
Katherine E. Schuelke
Vice President, General Counsel and Secretary

Date: October 16, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release regarding completion of stock option review dated October 16, 2006

99.2	Press Release regarding retirement of Chief Financial Officer dated October 16, 2006